UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 23, 2010 (December 21, 2010)

Swift Transportation Company
(Exact name of Registrant as specified in its charter)

Delaware	001-35007	27-2646153
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation or organization)		Number)
2200 South 75th Avenue
Phoenix, Arizona 85043
(Address of principal executive offices, including zip code)
(602) 269-9700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-4.1
EX-10.1
EX-10.2

Item 1.01	Entry into a Material Definitive Agreement.
     On December 21, 2010, Swift Services Holdings, Inc., a Delaware corporation (“Swift Services”), entered into an Indenture (the “Indenture”) with Swift Transportation Company, a Delaware corporation and the ultimate parent of Swift Services (the “Company”), the other guarantors named therein, and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which Swift Services issued $500,000,000 aggregate principal amount of 10.000% Senior Second Priority Secured Notes due 2018 (the “Notes”) on the same date. The Notes bear interest at a rate of 10.000% and mature on November 15, 2018. Interest on the Notes is payable on May 15 and November 15 of each year, commencing on May 15, 2011, to record holders of the Notes on the close of business on the May 1 or November 1 immediately preceding such interest payment date.
     The Notes are guaranteed, jointly and severally, on a second priority senior secured basis (the “Guarantees”) by the Company and by the Company’s existing and future domestic subsidiaries other than Swift Services (the “Guarantors”) that guarantee obligations of Swift Transportation Co., LLC (“Swift Transportation”) under the Credit Agreement, dated December 21, 2010, by and among Swift Transportation, as borrower, the Company and the other guarantors and the lenders and agents parties thereto (the “Credit Agreement”). None of the Company’s foreign subsidiaries, special purpose financing subsidiaries or captive insurance companies or its driving academy subsidiary guarantee the Notes or the Credit Agreement. Pursuant to the Indenture and the Pledge and Security Agreement, dated December 21, 2010, by and among Swift Services, the Company and the other Guarantors, and U.S. Bank National Association, as collateral agent (the “Security Agreement”), the Notes and Guarantees are secured by a second priority lien on all of the capital stock and assets owned by Swift Services and the Guarantors that secure, on a first-priority lien basis, their obligations under the Credit Agreement.
     The Indenture contains covenants that, among other things, limit the Company’s and Swift Services’ ability and the ability of certain of the Company’s other subsidiaries to incur additional indebtedness or issue certain preferred shares, to pay dividends on, repurchase or make distributions in respect of capital stock or make other restricted payments, to make certain investments, to sell certain assets, to create liens, enter into sale and leaseback transactions, prepay or defease subordinated debt, to consolidate, merge, sell or otherwise dispose of all or substantially all assets, and to enter into certain transactions with affiliates. These covenants are subject to a number of important limitations and exceptions. The Indenture includes certain events of default including failure to pay principal and interest on the Notes, failure to comply with covenants, certain bankruptcy, insolvency or reorganization events, the unenforceability, invalidity, denial or disaffirmation of the Guarantees, and default in the performance of the security agreements, or any other event that adversely affects the enforceability, validity, perfection, or priority of liens on a material portion of the collateral underlying the Notes.
     On December 21, 2010, Swift Services and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with the initial purchasers of the Notes pursuant to which they agreed, at their expense, for the benefit of the holders of the Notes, to use their reasonable best efforts to file a registration statement with respect to a registered offer to exchange the Notes and the Guarantees for new notes and related guarantees with terms substantially identical in all material respects to the Notes and the Guarantees, to cause such registration statement to be declared effective under the Securities Act of 1933, and to effect an exchange offer of the Notes for registered notes pursuant to such registration statement. Under certain circumstances, Swift Services and the Guarantors will be required to file a shelf registration statement with respect to the Notes. If Swift Services and the Guarantors fail to meet certain of their obligations under the Registration Rights Agreement, they will be required to pay additional interest on the Notes of up to 1.0% per year.
     A copy of the Indenture, the form of the Notes, and copies of the Security Agreement and the Registration Rights Agreement are attached as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The description of the material terms of the Indenture, the Notes, the Security Agreement and the Registration Rights Agreement contained in this Current Report on Form 8-K are qualified in their entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Indenture and the Notes are also responsive to Item 2.03 of this Current Report on Form 8-K and are incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
Exhibit 4.1	Indenture, dated December 21, 2010, by and among Swift Services Holdings, Inc., Swift Transportation Company and the other Guarantors named therein, and U.S. Bank National Association, as Trustee.

Exhibit 4.2	Form of 10.000% Senior Second Priority Secured Note due 2018 (as set forth in Exhibit A to the Indenture filed as Exhibit 4.1 hereto).

Exhibit 10.1	Pledge and Security Agreement, dated December 21, 2010, by and among Swift Services Holdings, Inc., Swift Transportation Company and the other Guarantors of the Notes, and U.S. Bank National Association, as collateral agent.

Exhibit 10.2	Registration Rights Agreement, dated December 21, 2010, by and among Swift Services Holdings, Inc., Swift Transportation Company and the other Guarantors of the Notes, and the Initial Purchasers of the Notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWIFT TRANSPORTATION COMPANY
By:	/s/ James Fry
	Name:	James Fry
	Title:	Executive Vice President, General Counsel & Corporate Secretary

Dated: December 23, 2010

INDEX TO EXHIBITS

Exhibit
Number	Description
Exhibit 4.1	Indenture, dated December 21, 2010, by and among Swift Services Holdings, Inc., Swift Transportation Company and the other Guarantors named therein, and U.S. Bank National Association, as Trustee.

Exhibit 4.2	Form of 10.000% Senior Second Priority Secured Note due 2018 (as set forth in Exhibit A to the Indenture filed as Exhibit 4.1 hereto).

Exhibit 10.1	Pledge and Security Agreement, dated December 21, 2010, by and among Swift Services Holdings, Inc., Swift Transportation Company and the other Guarantors of the Notes, and U.S. Bank National Association, as collateral agent.

Exhibit 10.2	Registration Rights Agreement, dated December 21, 2010, by and among Swift Services Holdings, Inc., Swift Transportation Company and the other Guarantors of the Notes, and the Initial Purchasers of the Notes.